SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


               Date of Report (date of earliest event reported):
                                  July 5, 2003


                         Aviation General, Incorporated
          (Exact name of Registrant as specified in its charter)


       Delaware                      0-24795                   73-1547645
       (State of              (Commission File No.)           (IRS Employer
    Incorporation)                                         Identification No.)


                               7200 NW 63rd Street
                          Hanger 8, Wiley Post Airport
                             Bethany, Oklahoma 73008
          (Address of principal executive offices, including zip code)


                                 (405) 440-2255
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

As previously reported, Commander Aircraft Company, a wholly owned subsidiary of Aviation General, Incorporated, filed for Chapter 11 bankruptcy protection on December 27, 2002. On July 5, 2003, Commander filed a First Amended Plan of Reorganization (the "Plan") with the United States Bankruptcy Court in the District of Delaware. Implementation of the Plan is subject to a number of conditions, including approval of the Plan by creditors of Commander and receipt by Aviation General of proposed equity financing, which it would contribute to the capital of Commander for use in implementing the Plan. For information concerning the Plan, refer to the Plan and related Disclosure Statement, which are filed as exhibits to this report.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit                            Description

         99.01        Debtor's First Amended Chapter 11 Plan dated July 5, 2003
         99.02 Disclosure Statement in Support of Debtor's First Amended Chapter 11 Plan dated July 5, 2003


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Aviation General, Incorporated



                                    By: /s/ WIRT D. WALKER III
                                       -------------------------------
                                        Wirt D. Walker III
                                        Chairman

Date:  July 22, 2003